Exhibit 10.2
AMENDMENT NO. 2 TO OTC LICENSE AGREEMENT
     This Amendment No. 2 (the “Amendment”) to the OTC License Agreement dated October 17, 2006, between Schering-Plough Healthcare Products, Inc. (“MCC”) and Santarus, Inc. (“Santarus”), as amended, (the “License”) is made as of August 6, 2010.
RECITALS
     WHEREAS, MCC desires to reallocate, within the Marketing Commitment for the Licensed Product, some of the amounts budgeted without affecting the Net Sales amount on which Santarus is paid a royalty; and
     WHEREAS, MCC and Santarus desire to amend certain terms of the License to account for those circumstances, as set forth herein.
     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:
AGREEMENT
     1. Amendment of Section 1.21. Section 1.21 of the License is hereby amended by deleting the definition of “Marketing Commitment” and replacing it with: “means the out-of-pocket amount incurred by Schering to market the first Licensed Product (in each case, to the extent not deducted from gross sales in determination of Net Sales), including marketing programs, consumer promotions, consumer advertising, consumer events, product public relations (excluding general corporate public relations), product display and trade promotion, as well as Emerging Issues Task Force (EITF) trade and consumer allowances. It is understood that amounts incurred for EITF trade and consumer allowances may be counted toward the Marketing Commitment even if deducted from gross sales (see §1.24 “Net Sales”) of Licensed Products, as long as MCC adjusts the royalty paid to Santarus so that the royalty payment received by Santarus is not adversely affected.”
     2. Miscellaneous.
          a. THIS AMENDMENT AND THE LICENSE AS AMENDED BY THIS AMENDMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF MCC AND SANTARUS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE LICENSE, THE PARTIES HAVE NOT RELIED ON ANY MATERIAL REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.
          b. Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.

          c. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.
     IN WITNESS WHEREOF, the Parties have duly executed this Amendment to be effective as of August 6, 2010.

SCHERING-PLOUGH HEALTHCARE PRODUCTS, INC.
By:	/s/ Thomas J. Higgins
	Name:	Thomas J. Higgins
	Title:	VP

SANTARUS, INC.
By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and CEO

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